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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in the Form S-4 Registration Statement for Favorite Brands International, Inc. of our report dated March 16, 1996 on our audit of the combined financial statements of Sathers, Inc. and Related Entities as of and for the fifty-two weeks ended December 30, 1995.

                                          /s/ Friedman Eisenstein Raemer and
                                           Schwartz, LLP

Chicago, Illinois

December 28, 1998